2023 Second Quarter Earnings Conference Call Monday, July 24, 2023

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of Hope Bancorp, Inc. (the “Company”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Strong Capital & Liquidity • Tangible common equity (“TCE”) ratio1 was 8.04% at 6/30/23, +13 bps Q-o-Q • Company’s total capital ratio was 12.64% at 6/30/23, +39 bps Q-o-Q • Avail. borrowing capacity, cash & equivalents, & unpledged investment securities: $7.7B, or 50% of deposits, at 6/30/23 Loans • New loan production for 2Q23 totaled $491MM • Loans receivable of $14.9B at 6/30/23, -1% Q-o-Q and +2% Y-o-Y Asset Quality • Asset quality continues to be healthy • Net recoveries of $552,000 for 2Q23 • Nonperforming assets (“NPA”) of $77MM, or 0.38% of total assets, at 6/30/23, -3% Q-o-Q and -30% Y-o-Y Deposits • Deposits of $15.6B at 6/30/23, -1% Q-o-Q and +4% Y-o-Y • Granular deposit base with 34% of deposits in consumer accounts. Consumer deposits increased 3% YTD and 13% Y-o-Y • Bank’s uninsured deposits ratio was 36% at 6/30/23, compared with 38% at 3/31/23 Earnings & Profitability • 2Q23 net income: $38MM, or $0.32 per diluted share • 2Q23 Pre-provision net revenue (“PPNR”) 1: $60MM, +11% Q-o-Q Q2 2023 Financial Highlights Total Capital & TCE Ratio at 6/30/23 12.64%/8.04% 2Q23 Net Recovery Ratio (annualized) 0.01% Gross Loans at 6/30/23 $14.9B Total Deposits at 6/30/23 $15.6B 3 2Q23 Net Income & EPS $38.0MM /$0.32 1 TCE ratio and PPNR are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix on Slide 20.

Strong Capital Ratios Common Equity Tier 1 Capital Ratio • Risk-based Capital ratios increased Q-o-Q. All regulatory capital ratios meaningfully above requirements for “well-capitalized” financial institutions. Holding Company total capital ratio of 12.64% and Bank-level total capital ratio of 12.42% at 6/30/23 • Proforma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still results in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, equivalent to $0.56 per share annualized. Equivalent to a dividend yield of 6.65% at 6/30/23 • No buybacks during 2Q23 • Equity: Book value per common share of $17.23 & TCE per share1 of $13.32 at 6/30/23 Tangible Common Equity Ratio1 Total Capital Ratio Leverage Ratio 4 Well Capitalized 6.50% Well Capitalized 10.00% Well Capitalized 5.00% 1 TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix on Slide 20. * Proforma ratios at 6/30/23 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet allowance for credit losses (“ACL”) not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available-for-sale (“AFS”), with unrealized losses in accumulated other comprehensive income (“AOCI”); and (c) removal of the AOCI opt-out in calculating regulatory capital.

Strong Balance Sheet & Liquidity Position 5 • Cash and cash equivalents increased to $2.3B at 6/30/23, up from $2.2B at 3/31/23. Reflects continued conservative approach to liquidity risk management, in response to the banking industry disruption earlier in year • Bank Term Funding Program: $1.7B outstanding at 6/30/23, with a weighted average rate of 4.47%. Positive carry and contribution to net interest income • Available borrowing capacity, cash and cash equivalents, and unpledged investment securities of $7.7B at 6/30/23, equivalent to 50% of total deposits • Investment securities of $2.2B on balance sheet at 6/30/23, represented 11% of total assets. Effective duration of 4.8 at 6/30/23. Predominantly debt securities AFS. Primarily fixed- rate portfolio • Company paid off $197MM of Convertible Senior Notes in May 2023 with existing cash At June 30, 2023 ($ in millions) Amortized Cost Fair Value Net Unrealized Loss AFS @ fair value $ 2,234 $ 1,917 $ (317) HTM @ amortized cost $ 270 $ 255 $ (15) Total Investment Securities Portfolio $ 2,504 $ 2,172 $ (332) Unpledged Securities $0.1 Bn FHLB Capacity $4.5 Bn FRB Capacity $0.4 Bn Fed Fund Lines at Other Banks $0.4 Bn Cash and Cash Equivalents $2.3 Bn $7.7B Available Borrowing Capacity, Cash & Cash Equivalents, and Unpledged Investment Securities (at 6/30/23) Investment Securities Portfolio

Diverse & Granular Deposit Base 6 Noninterest Bearing Demand Deposits 27% Money Market and Interest Bearing Demand 27% Savings Deposits 1% Time Deposits 45% $15.6B Total Deposits (at 6/30/23) Consumer 34% Commercial 66% • Average commercial deposit account size: approx. $300,000 • Average consumer deposit account size: approx. $50,000 • Consumer deposits increased 3% YTD and 13% Y-o-Y • Total deposits of $15.6B at 6/30/23, -1% Q-o-Q and +4% Y-o-Y • Bank’s insured or otherwise collateralized deposits totaled $10.0B at 6/30/23. Bank’s uninsured deposit ratio was 36% at 6/30/23, vs. 38% at 3/31/23 Deposit Composition by Product Type Deposit Composition by Segment $15.6B Total Deposits (at 6/30/23)

New Loan Production New Loan Originations Funded ($ Millions) 545 534 324 201 140 557 747 432 350 332 184 68 37 18 19 2Q22 3Q22 4Q22 1Q23 2Q23 Commercial Real Estate ("CRE") Commercial & Industrial ("C&I") Residential Mortgage and Other $569 $491 $1,286 $793 $1,349 • C&I production accounted for 68% of the volume in 2Q23 • Decrease in loan production reflects current market dynamics, declining customer demand in a high interest rate environment, and our disciplined pricing and conservative underwriting 7 4.26% 5.37% 6.71% 7.53% 8.37% 0.94% 2.35% 3.82% 4.69% 5.16% 2Q22 3Q22 4Q22 1Q23 2Q23 Avg Rate of New Loans Avg Fed Funds Rate Average Yield on New Loan Production • Average yield on new loans: 8.37% in 2Q23, +84 bps Q-o-Q and +411 bps Y-o-Y

Well-Balanced Loan Portfolio 8 • Loan portfolio well-diversified across major loan types of nonowner-occupied CRE, C&I, owner- occupied CRE, multifamily residential (“MFR”), and residential mortgage • Total loans receivable of $14.9B at 6/30/23, -1% Q-o-Q and +2% Y-o-Y • Aggregate payoffs and paydowns: $647MM in 2Q23, exceeded new production volume in quarter • C&I portfolio well-diversified by industry – C&I loans outstanding of $4.8B at 6/30/23: flat Q-o-Q and +9% Y-o-Y – Utilization rate of C&I loan commitments: 59% at 6/30/23 vs. 58% at 3/31/23 Nonowner- Occupied CRE 35% Owner-Occupied CRE 19% C&I 32% Residential Mortgage & Other 6% Multifamily Residential 8% $14.9B Loans Receivable (at 6/30/23) $0.9B Avg Size: $0.6MM $5.1B Avg Size: $1.8MM $2.8B Avg Size: $2.0MM $4.8B Avg Size: $1.6MM $1.3B Avg Size: $2.2MM

As a % of Total Loans: Avg Loan Size: Weighted Avg LTV1: 12% Multi-tenant Retail $1,778MM $2.3MM 44.3% 9% Industrial & Warehouse $1,301MM $2.2MM 38.1% 8% Multifamily (“MFR”) $1,258MM $2.2MM 52.2% 7% Gas Station & Car Wash $1,042MM $1.7MM 49.7% 6% Hotel/Motel $868MM $2.0MM 49.0% 6% Mixed Use $835MM $1.8MM 43.1% 5% Single-tenant Retail $691MM $1.3MM 48.0% 3% Office $464MM $2.3MM 48.2% 6% All Other $955MM $1.5MM 39.7% Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (ex. SBA) < 50%: 59% > 50% - 55%: 13% > 55% - 60%: 12% > 60% - 65%: 8% > 65% - 70%: 5% > 70%: 3%$9.2B CRE Portfolio (at 6/30/23) 45.5% Weighted Avg LTV1 1 Weighted average loan-to-value (“LTV”): current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. Previously disclosed LTVs were based on starting point values. Calculations exclude Small Business Administration (“SBA”) loans. • Total CRE loans of $9.2B at 6/30/23, -2% Q-o-Q and -2% Y-o-Y. Portfolio comprised $5.1B of nonowner-occupied CRE, $1.3B of MFR, and $2.8B of owner-occupied CRE. • CRE Office: only 3% of total loans at 6/30/23, with no central business district exposure. 99% of CRE Office portfolio was pass-graded at 6/30/23 9 $9.2B CRE Portfolio (at 6/30/23)

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 6/30/23)	Balance ($ Millions)	# Loans	Average Loan Size ($ Millions)	Weighted Average LTV [1]
> $30MM	$ 324	8	$ 40.5	55.2%
$20MM - $30MM	$ 636	26	$ 24.5	48.8%
$10MM - $20MM	$ 1,264	93	$ 13.6	52.4%
$5MM - $10MM	$ 1,753	258	$ 6.8	47.5%
$2MM - $5MM	$ 2,654	857	$ 3.1	44.8%
< $2MM	$ 2,561	3,575	$ 0.7	39.1%
Total CRE Portfolio	**$ 9,192**	**4,817**	**$ 1.9**	**45.5%**

[1] **Weighted average LTV:** current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. Previously disclosed LTVs were based on starting point values. Calculations exclude SBA.

- LTV ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees
- 98% of total CRE portfolio was pass-graded at 6/30/23

CRE Portfolio by Geographic Submarket

($ Millions)



$9.2B
CRE Portfolio
(at 6/30/23)
Other States $844
Illinois $152
Washington $253
Texas $540
New Jersey $375
Other New York $340
Kings County $189
Queens County $455
Manhattan $132
Other NorCal $361
Greater SF Bay Area $291
San Francisco, $42
Other SoCal $484
Riverside County $249
San Bernardino County $325
Orange County $671
Other LA County (No exposure to downtown commercial business district) $1,435
LA Koreatown $618
South Bay $253
San Gabriel Valley $266
Gateway Cities $677
LA Fashion District $240
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

Hope Bancorp
10

Net Interest Income & Margin

Net Interest Income & Net Interest Margin ("NIM")

($ Millions)



Q-o-Q change
$142
$153
$151
$134
$131
+8%
-2%
-11%
-2%
3.36%
3.49%
3.36%
3.02%
2.70%
2Q22
3Q22
4Q22
1Q23
2Q23
Net Interest Income
NIM (annualized)

Q-o-Q Change in Net Interest Margin



3.02%
+20bps
Loan yield expansion
+15bps
Growth in avg int-earn cash & equivalents
+6bps
Other earning assets yield expansion
-7bps
Other balance sheet mix changes
-33bps
Higher cost of funds
-33bps
Increase in avg borrowings
2.70%
1Q23
2Q23 NIM change: -32bps Q-o-Q
2Q23
Increase
Decrease
Total

- 2Q23 net interest income ("NII") of $131MM, -2% Q-o-Q
- 2Q23 average earning assets of $19.4B, +8% Q-o-Q, primarily driven by increase in interest earning cash & equivalents
- 2Q23 average borrowings of $2.4B, up from $1.0B in 1Q23. Primarily consisting of the Bank Term Funding Program. Borrowings enhanced on-balance sheet liquidity and were a positive contributor to NII

- 2Q23 NIM of 2.70%, -32 bps Q-o-Q
- Positive impact from expanding earning asset yields (+26 bps) and growth in average interest earning cash & equivalents (+15 bps), more than offset by -33 bps from a higher cost of funds, -33 bps from increase in average borrowings, and -7 bps from other balance sheet mix changes

11

Average Loan Growth Trends & Yields 12 • 2Q23 average loans receivable of $15.1B, -1% Q-o-Q $14.3 $14.9 $15.4 $15.2 $15.1 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 2Q22 3Q22 4Q22 1Q23 2Q23 Average Loans Receivable ($ Billions) Q-o-Q change +3% -1% +4% -1% 4.06% 4.65% 5.36% 5.75% 5.99% 0.94% 2.35% 3.82% 4.69% 5.16% 2Q22 3Q22 4Q22 1Q23 2Q23 Avg Loan Yield (annualized) Avg Fed Funds Rate Average Loan Yield Relative to Fed Funds • 2Q23 average loan yield of 5.99%, +24 bps Q-o-Q

Average Deposit Growth Trends & Costs 13 Average Cost of Deposits (“COD”) Relative to Fed FundsAverage Deposits ($ Billions) 9.1 9.7 10.3 11.1 11.4 5.7 5.7 5.2 4.7 4.4 2Q22 3Q22 4Q22 1Q23 2Q23 Avg Interest Bearing (“IB”) Deposits Avg Non IB Deposits $15.5$15.4$14.8 $15.8$15.8 • 2Q23 total cost of deposits of 2.79%, +42 bps Q-o-Q, reflecting the accumulated impact of the Fed Funds rate hikes • 2Q23 average deposits of $15.8B, essentially flat Q-o-Q • Growth in IB deposits and decrease in noninterest bearing balances reflects industry-wide migration and customer preferences for higher yields in a high interest rate environment 0.33% 0.79% 1.62% 2.37% 2.79% 0.54% 1.25% 2.41% 3.36% 3.87% 0.94% 2.35% 3.82% 4.69% 5.16% 2Q22 3Q22 4Q22 1Q23 2Q23 Total COD (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Rate Q-o-Q change +0% -0% +4% +2%

Noninterest Income 14 • 2Q23 noninterest income of $17MM, vs. $11MM in 1Q23 – Other income and fees included a $6MM cash distribution from an investment in an affordable housing partnership, which sold some of its properties – Other income includes customer swap fee income, which increased Q-o-Q due to higher volume of customer swap transactions – Q-o-Q growth in service fees on deposit accounts • Sold $38MM of the guaranteed portion of SBA 7(a) loans to the secondary market in 2Q23 for a gain of $2MM. In 1Q23, sold $41MM for a gain of $2MM 2.3 2.6 2.1 2.2 2.3 5.9 2.8 2.2 2.3 2.0 4.5 8.0 7.8 6.5 12.7 2Q22 3Q22 4Q22 1Q23 2Q23 Service Fees on Deposit Accounts Net Gains on Loan Sales Other Income and Fees $11.0 $17.0 $12.7 $13.4 $12.1 Noninterest Income ($ Millions) 1 Net gains on loan sales comprise net gains on sales of SBA and residential mortgage loans. 1

51.1 53.2 52.7 57.2 52.3 12.0 11.6 12.1 12.6 12.4 1.5 1.6 1.6 1.8 4.7 15.8 17.5 18.1 18.8 17.9 2Q22 3Q22 4Q22 1Q23 2Q23 Salary and employee benefits Occupancy and furniture FDIC Assessment All Other Expenses Efficiency Ratio & Noninterest Expense to Average Assets 52.1% 50.4% 52.0% 62.4% 59.1% 1.80% 1.82% 1.79% 1.89% 1.71% 2Q22 3Q22 4Q22 1Q23 2Q23 Efficiency Ratio Noninterest Expense/Avg Assets (annualized) Noninterest Expense & Efficiency 15 $87.3 $80.4 $83.9 $84.5 $90.4 Noninterest Expense ($ Millions) • 2Q23 noninterest expense of $87MM, -3% from $90MM in 1Q23 – Q-o-Q decrease largely driven by lower salary and employee benefits expense, partially offset by an industry-wide increase in the FDIC annual base assessment rate of two basis points • 2Q23 efficiency ratio improved to 59.1%, -325bps Q-o-Q from 62.4% for 1Q23

$152 $161 $162 $164 $173 1.04% 1.04% 1.05% 1.09% 1.16% 2Q22 3Q22 4Q22 1Q23 2Q23 ACL ACL Coverage Ratio • ACL built to $173MM at 6/30/23, up from $164MM. Coverage ratio increased to 1.16% at 6/30/23, up from 1.09% at 3/31/23 • Net recoveries of $552,000 in 2Q23, equivalent to 0.01% of average loans receivable, annualized • NPAs of $77MM at 6/30/23, -3% Q-o-Q and -30% Y-o-Y. NPA ratio improved both Q-o-Q and Y-o-Y. • Total criticized loans were $345MM at 6/30/23, vs. $305MM at 3/31/23. Decrease in substandard and increase in special mention loans. Criticized loans ratio of 2.32% at 6/30/23, up Q-o-Q and down Y-o-Y. Healthy Asset Quality 16 Provision for Credit Losses & Net Charge Offs (Recoveries) Nonperforming Assets RatioAllowance for Credit Losses & Coverage Ratio Criticized Loans Ratio $3.2 $9.2 $8.2 $1.7 $8.9 -$0.9 $0.2 $6.4 $0.1 -$0.6 (0.03)% 0.01% 0.17% 0.00% (0.01)% 2Q22 3Q22 4Q22 1Q23 2Q23 Provision for Credit Losses NCO (Recoveries) NCO (Recovery) Ratio (annualized) 2.34% 1.83% 1.70% 2.02% 2.32% 2Q22 3Q22 4Q22 1Q23 2Q23 Total Criticized Loans as a % of Total Loans ($ Millions) ($ Millions, except ratios) 0.61% 0.51% 0.36% 0.39% 0.38% 2Q22 3Q22 4Q22 1Q23 2Q23 NPAs/Total Assets

Management Outlook for 2H 2023  Loan Growth: expecting generally stable loan balances in second half of 2023, relative to 6/30/23  Net Interest Income: expecting continued moderate NII pressure in 2H 2023 in a higher-for-longer interest rate environment  Noninterest Income: expecting essentially stable noninterest income on a quarterly basis in 2H 2023, relative to 2Q23, excluding the affordable housing partnership gain in 2Q23  Noninterest Expenses: expecting essentially stable noninterest expenses on a quarterly basis in 2H 2023, relative to 2Q23, excluding earned interest credit expense, which is driven by interest rate changes  Asset Quality: expecting healthy asset quality, generally consistent with year-to- date experience 17

Q&A 2023 Second Quarter Earnings Conference Call 18

Appendix 19

Appendix: Non-GAAP Financials

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Tangible Common Equity (TCE)

($ in thousands, except per share info)	2Q22	1Q23	2Q23
Total stockholders' equity	$ 2,000,369	$ 2,058,580	$ 2,067,998
Less: Goodwill and core deposit intangible assets, net	(471,148)	(469,728)	(469,280)
TCE	**$ 1,529,221**	**$ 1,588,852**	**$ 1,598,718**
Total assets	**$ 18,089,062**	**$ 20,568,884**	**$ 20,366,138**
Less: Goodwill and core deposit intangible assets, net	(471,148)	(469,728)	(469,280)
Tangible assets	**$ 17,617,914**	**$ 20,099,156**	**$ 19,896,858**
TCE Ratio	**8.68%**	**7.91%**	**8.04%**
Common shares outstanding	**119,473,939**	**119,865,732**	**120,014,888**
TCE per share	**$ 12.80**	**$ 13.26**	**$ 13.32**

Pre-provision Net Revenue (PPNR)

($ in thousands)	2Q22	1Q23	2Q23
Net interest income before provision for credit losses	$ 141,538	$ 133,878	$ 130,689
Noninterest income	12,746	10,978	17,014
Revenue	154,284	144,856	147,703
Less: Noninterest expense	80,365	90,354	87,333
PPNR	**$ 73,919**	**$ 54,502**	**$ 60,370**
Average assets	**$ 17,876,945**	**$ 19,087,170**	**$ 20,468,810**
ROA (PPNR) (annualized)	**1.65%**	**1.14%**	**1.18%**
Average stockholders' equity	**$ 2,016,577**	**2,046,159**	**$ 2,072,859**
ROE (PPNR) (annualized)	**14.66%**	**10.65%**	**11.65%**

Return on Average Tangible Common Equity (ROTCE)

($ in thousands)	2Q22	1Q23	2Q23
Average stockholders' equity	$ 2,016,577	$ 2,046,159	$ 2,072,859
Less: Average goodwill and core deposit intangible assets, net	(471,421)	(469,515)	(469,515)
Average TCE	**$ 1,545,156**	**$ 1,576,167**	**$ 1,603,344**
Net income	$ 52,088	$ 39,121	$ 38,022
ROTCE (annualized)	**13.48%**	**9.93%**	**9.49%**

20